UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 18, 2006
Date of Report (Date of earliest event reported)

CN BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Maryland	333-100460	52-1954386
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

7401 Ritchie Highway, Glen Burnie, Maryland 21060
 (Address of principal executive offices)

410.760.7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01             Other Events

On December 18, 2006, the Board of Directors of CN Bancorp declared its 4th quarter dividend of $0.07 per share, and a bonus dividend of $0.07 per share, to stockholders of record on December 31, 2006, payable on January 15, 2007.  CN Bancorp had previously suspended the issuance of shares under its Dividend Reinvestment and Stock Purchase Plan.  As such, all stockholders will receive payment in cash with respect to the 4th quarter and bonus dividends.

On December 20, 2006, CN Bancorp issued the letter to stockholders attached as Exhibit 99.1 hereto.

Item 9.01   Financial Statements and Exhibits

(d)               Exhibits

99.1                           Letter to Stockholders from Jan W. Clark, Chairman, President and CEO of CN Bancorp, Inc. dated December 20, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CN BANCORP, INC.

By:	/s/ Jan W. Clark
Name: Jan W. Clark
Title: President and Chief Executive Officer

Date: December 20, 2006